UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) March 8, 2005
                                                        (March 2, 2005)

                                ACTIVISION, INC.
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               (Exact Name of Registrant as Specified in Charter)

      Delaware                        0-12699                   95-4803544
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(State or Other Jurisdiction        (Commission               (IRS Employer
    of Incorporation)               File Number)             Identification No.)

        3100 Ocean Park Blvd., Santa Monica, CA                    90405
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        (Address of Principal Executive Offices)                 (Zip Code)

                                 (310) 255-2000
               Registrant's telephone number, including area code
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                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

     On March 2, 2005, the Board of Directors of Activision, Inc. unanimously approved amendments to the Company's existing Amended and Restated 2002 Employee Stock Purchase Plan (the "Domestic Plan") and the Company's existing 2002 Employee Stock Purchase Plan for International Employees (the "International Plan").

     The amendments to the Domestic Plan provide for a decrease in the maximum amount that participants may purchase on an annual basis, a decrease in the length of each offering period under the plan, and an elimination of the minimum employment period for enrollment. The amendments to the Domestic Plan are effective as of the plan's April 1, 2005 offering period.

     The amendments to the International Plan provide for changes that are similar to the changes made to the Domestic Plan. The amendments to the International Plan are effective as of the plan's April 1, 2005 offering period.

     The Domestic Plan, as amended, and International Plan, as amended, are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

Item 9.01   Financial Statements and Exhibits.

    (c)  Exhibits

     10.1 Activision, Inc. Second Amended and Restated 2002 Employee Stock Purchase Plan.

     10.2 Activision, Inc. Amended and Restated 2002 Employee Stock Purchase Plan for International Employees.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 8, 2005

                                ACTIVISION, INC.

                                By:/s/ Ronald Doornink
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                                    Name:   Ronald Doornink
                                    Title:  President